EXHIBIT 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of China Real Estate Acquisition Corp. (the "Company") on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Chen Yu, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Signature	Title	Date

/s/ Chen Yu	President,	May 20, 2010
Chen Yu	President, Chief Executive Officer, Chief Financial Officer Secretary, Director